Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

In connection with the Annual Report of Continucare Corporation (the “Company”) for the fiscal year ended June 30, 2011 on Form 10-K/A, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fernando L. Fernandez, Senior Vice President-Finance of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 27, 2011	By:	/s/ Fernando L. Fernandez
Fernando L. Fernandez
Senior Vice President – Finance
(Principal Financial Officer)